                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                      TENDER OF SHARES OF COMMON STOCK AND
                    ASSOCIATED COMMON STOCK PURCHASE RIGHTS

                                       OF

                                 TREADCO, INC.
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     As set forth in "THE TENDER OFFER -- Procedure for Tendering Shares" of the Offer to Purchase (as defined below), this form or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates representing shares of common stock, par value $.01 per share (the "Common Stock"), including the associated common stock purchase rights (the "Rights" and, together with the Common Stock, the "Shares"), of Treadco, Inc., a Delaware corporation (the "Company"), are not immediately available or if the procedures for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Depositary prior to the Expiration Date (as defined in "THE TENDER OFFER -- Terms of the Offer" of the Offer to Purchase). Such form may be delivered by hand or transmitted by telegram or facsimile transmission or mailed to the Depositary and must include a guarantee by an Eligible Institution (as defined in "THE TENDER OFFER -- Procedure for Tendering Shares" of the Offer to Purchase). See "THE TENDER OFFER -- Procedure for Tendering Shares" of the Offer to Purchase.

                        The Depositary for the Offer is:

                        HARRIS TRUST COMPANY OF NEW YORK

                   By Mail:                             By Hand/Overnight Delivery:
             Wall Street Station                               Receive Window
                P.O. Box 1023                                Wall Street Plaza
        New York, New York 10268-1023                    88 Pine Street, 19th Floor
                                                          New York, New York 10005

                                 By Facsimile:
                                 (212) 701-7636

                             Confirm by Telephone:
                                 (212) 701-7624

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to Arkansas Best Corporation, a Delaware corporation ("Parent") upon the terms and subject to the conditions set forth in Parent's Offer to Purchase, dated March 23, 1999 (the "Offer to Purchase"), and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged, Shares pursuant to the guaranteed delivery procedures set forth in "THE TENDER OFFER -- Procedure for Tendering Shares" of the Offer to
Purchase.

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

    Number of Shares:                                           Address(es):
                     -------------------------------                        ------------------------------------
                                                                ------------------------------------------------
    Name(s) of Record Holder(s):
                                --------------------            ------------------------------------------------
    ------------------------------------------------            Zip Code
    (Please Print)
                                                                Area Code and Tel. No.:
                                                                                       -------------------------
    Certificate Nos. (if available):

    ------------------------------------------------            Account Number:
                                                                               ---------------------------------
    ------------------------------------------------            Signature(s):
                                                                              ----------------------------------
                                                                ------------------------------------------------
                                                                Dated:
                                                                      ------------------------------------------

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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a commercial bank or trust company or savings institution having an office or correspondent in the United States or a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., hereby guarantees to deliver to the Depositary either the certificates representing the Shares tendered hereby, in proper form for transfer, or a Book-Entry Confirmation (as defined in "THE TENDER
OFFER -- Procedure for Tendering Shares" of the Offer to Purchase) of a transfer of such Shares, in any such case together with a properly completed and duly executed Letter of Transmittal, or a manually signed facsimile thereof, with any required signature guarantees or an Agent's Message, and any other documents required by the Letter of Transmittal within three New York Stock Exchange, Inc. trading days after the date hereof.

Name of Firm:
             -----------------------------------------

Address:
        ----------------------------------------------

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                                           Zip Code

Area Code and Tel. No.:
                       -------------------------------

------------------------------------------------------
(Authorized Signature)

Title:
      ------------------------------------------------

Dated:
      ------------------------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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